Notes Receivable from Aimco	12 Months Ended
Dec. 31, 2010
Notes Receivable from Aimco [Abstract]
Notes Receivable from Aimco
NOTE 10 — Notes Receivable from Aimco
In exchange for the sale of certain real estate assets to Aimco in December 2000, we received notes receivable, totaling $10.1 million. The notes bear interest at the rate of 5.7% per annum. Of the $10.1 million total, $7.6 million is due upon demand, and the remainder is due in scheduled semi-annual payments with all unpaid principal and interest due on December 31, 2010. As of the date of this filing, the note has not been repaid. At December 31, 2010 and 2009, the balance of the notes totaled $17.2 million and $16.4, respectively, which includes accrued and unpaid interest.